UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 26, 2020

H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri	1-06089	44-0607856
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

One H&R Block Way, Kansas City, MO 64105
(Address of Principal Executive Offices) (Zip Code)

(816) 854-3000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	HRB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, Block Financial LLC (“Block Financial”), a 100% owned subsidiary of H&R Block, Inc. (the “Company”), is borrower and the Company is guarantor under a $2.0 billion five-year senior unsecured revolving credit facility dated September 21, 2018 (the “CLOC”). The material terms of the CLOC are described under “Note 7: Long-Term Debt” of the Notes to Consolidated Financial Statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2019 (the “Form 10-K”), filed with the Securities and Exchange Commission (the “SEC”) on June 14, 2019, and incorporated herein by reference, and such description is qualified in its entirety by the full text of the CLOC, a copy of which was filed as Exhibit 10.65 to the Form 10-K.
On March 26, 2020, Block Financial drew down the full $2.0 billion available under the CLOC. The initial interest rate for this draw under the CLOC is LIBOR plus 1.150%. Block Financial elected to draw on the CLOC to increase the Company’s cash position and maximize flexibility in light of the current uncertainty surrounding the impact of the coronavirus (COVID-19) pandemic.
Item 7.01 Regulation FD Disclosure.
On March 26, 2020, the Company issued a press release announcing the CLOC borrowing described above and providing a business update as the Company responds to the rapidly evolving coronavirus (COVID-19) pandemic. The press release is furnished herewith as Exhibit 99.1.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description

99.1	Press Release Issued March 26, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

FORWARD-LOOKING STATEMENTS
This report contains forward-looking statements within the meaning of the securities laws. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words or variation of words such as "may" or "expects," or other similar expressions. Forward-looking statements provide management's current expectations or predictions of future conditions, events or results. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future are forward-looking statements. They include the expected impact of the coronavirus (COVID-19) emergency, including, without limitation, the impact on economic and financial markets, the Company's capital resources and financial condition, and the expected use of proceeds from borrowings under the CLOC. All forward-looking statements speak only as of the date they are made and reflect the Company's good faith beliefs, assumptions and expectations, but they are not guarantees of future performance or events. Furthermore, the Company disclaims any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions, factors, or expectations, new information, data or methods, future events or other changes, except as required by law. By their nature, forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to a variety of economic, competitive and regulatory factors, many of which are beyond the Company's control, that are described in our Annual Report on Form 10-K for the fiscal year ended April 30, 2019 in the section entitled "Risk Factors" and additional factors we may describe from time to time in other filings with the SEC. You may get such filings for free at our website at http://investors.hrblock.com.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.

Date:	March 26, 2020	By:	/s/ Scott W. Andreasen
Scott W. Andreasen
Vice President and Secretary